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                                                                EXHIBIT 26(e)(1)

Application Part 1
                                                        [LOGO OF MINNESOTA LIFE]
Minnesota Life Insurance Company . Life New Business
400 Robert Street North . St. Paul, Minnesota 55101-2098

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A. Proposed          Proposed Insured Name (last, first, middle)
   Insured
   Information       -------------------------------------------------------------------------------------------------------
                     Social Security Number                     Date of Birth (month, day, year)        Gender
                                                                                                        [ ] Male  [ ] Female
                     -------------------------------------------------------------------------------------------------------
                     Driver's License Number                                             Issue State    Expiration Date

                     -------------------------------------------------------------------------------------------------------
                     Home Telephone Number                                 Business Telephone Number

                     -------------------------------------------------------------------------------------------------------
                     Birthplace (state or, if outside the US, country)     E-Mail Address

                     -------------------------------------------------------------------------------------------------------
                     Street Address (No P.O. Box)

                     -------------------------------------------------------------------------------------------------------
                     City                                                                State          Zip Code

                     -------------------------------------------------------------------------------------------------------
                     Occupation                                            Years in Occupation          Income

                     -------------------------------------------------------------------------------------------------------
                     Name of Employer

                     -------------------------------------------------------------------------------------------------------
                     Business/Employer's Address

                     -------------------------------------------------------------------------------------------------------
                     City                                                                State          Zip Code

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B. Product           Product Applied For

                     -------------------------------------------------------------------------------------------------------
                     Base Face Amount                                      Total Annual Premium or Plan
                     $
                     -------------------------------------------------------------------------------------------------------
                     Death Benefit Option (Defaults to cash if none        Dividend Option (Adjustable 3 and Classic only)
                     selected)
                     [ ] Cash   [ ] Protection
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C. Additional        [ ] Waiver of Premium Agreement                       [ ] Policy Enhancement Rider __________________ %
   Benefits and      [ ] Guaranteed Protection Waiver                          (Indicate a whole number from 3 to 10%)
   Agreements        [ ] Face Amount Increase Agreement                    [ ] Estate Preservation Agreement
                         $_____________________________                        $____________________________________________
   Select only       [ ] Accelerated Benefit Agreement                         Face Amount (Not to exceed 122% of base amt.)
   those agreements      (Complete appropriate cash value or term          [ ] Other
   available on          ABA Outline of Coverage form)
   the product(s)    [ ] Family Term Agreement - Children                      _____________________________________________
   applied for.          (Complete Family Term Application)                [ ] Other
                         $_____________________________                        _____________________________________________

                     THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO
                     OMIT THEM:
                     [ ] Omit Automatic Premium Loan     [ ] Omit Cost of Living Agreement
                     [ ] Omit Inflation Agreement
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D. Special Dating    [ ] Date to save age
                     [ ] Specific Date: _______________________________ (month, day, year)

                     Are there any other Minnesota Life applications associated with this application? [ ] Yes  [ ] No
                     If Yes, please provide details and whether the policies should have the same issue date.

                     -------------------------------------------------------------------------------------------------------
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F. 59410 8-2003

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E. Life Insurance    Does the proposed insured have any life insurance or annuity in force or          [ ] Yes  [ ] No
   In Force and      pending? If yes, provide details below.
   Replacement
                     Has there been or will there be replacement of any existing life insurance        [ ] Yes  [ ] No
   Submit            or annuity, as a result of this application? (Replacement includes, but is
   appropriate       not limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or
   replacement       other change to any existing life insurance or annuity.) If yes, provide
   forms (not        details below.
   needed if
   replacing group   Life Insurance In Force
   coverage).        -------------------------------------------------------------------------------------------------------
                                                                             Year                             Will it be
                             Full Company Name              Amount          Issued            Type             Replaced
                     -------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
                     -------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
                     -------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
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F. Beneficiary                                                                Relationship to                SSN/TIN
   Information                              Beneficiary Name                  Proposed Insured              (If known)
                     -------------------------------------------------------------------------------------------------------
   If the            Primary
   beneficiary is a               ------------------------------------------------------------------------------------------
   trust, give
   complete trust                 ------------------------------------------------------------------------------------------
   name and date
   trust             -------------------------------------------------------------------------------------------------------
   established.      Contingent
                                  ------------------------------------------------------------------------------------------

                                  ------------------------------------------------------------------------------------------

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G. Owner             Only complete this section if the Owner is different than the insured.
   Information       -------------------------------------------------------------------------------------------------------
                     Owner Name (last, first, middle)
   Submit the
   appropriate       -------------------------------------------------------------------------------------------------------
   trust or
   corporate/        [ ] Individual    [ ] Trust    [ ] Corporate    [ ] Partnership    [ ] Other __________________________
   non-corporate     -------------------------------------------------------------------------------------------------------
   forms.            Social Security or Tax ID Number                      Date of Birth or Trust Date

                     -------------------------------------------------------------------------------------------------------
                     Street Address (No P.O. Box)

                     -------------------------------------------------------------------------------------------------------
                     City                                                  State                        Zip Code

                     -------------------------------------------------------------------------------------------------------
                     Relationship to Proposed Insured

                     -------------------------------------------------------------------------------------------------------
                     Telephone Number                                      E-Mail Address

                     -------------------------------------------------------------------------------------------------------
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                                                               F. 59410-2 8-2003

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H. Premium and       Premium Notice Should Be Sent To:
   Billing           [ ] Proposed Insured               [ ] Owner Address in Section G
   Information           [ ] Home Address in Section A
                         [ ] Business Address in Section A
                     [ ] Other - Indicate Name and Address
                     -------------------------------------------------------------------------------------------------------
                     Name (last, first, middle)

                     -------------------------------------------------------------------------------------------------------
                     Address

                     -------------------------------------------------------------------------------------------------------
                     City                                                  State                        Zip Code

                     -------------------------------------------------------------------------------------------------------
                     Payment Method
                     [ ] Annual         [ ] Monthly Automatic Payment Plan (APP) Plan Number ________________
                     [ ] Semi-Annual        (If new plan, submit APP Authorization)
                     [ ] Quarterly      [ ] Payroll Deduction Plan (PRD) Plan Number ________________
                                        [ ] List Bill Plan Number ________________
                                            (If new plan, submit List Bill form)
                     -------------------------------------------------------------------------------------------------------
                     Non-Repeating Premium (NRP)
                     [ ] Regular NRP  $________________
                         ($500 minimum required)

                     [ ] 1035 NRP     $________________ Include at issue, with first premium payment? [ ] Yes  [ ] No

                     [ ] Billable NRP $________________ Include at issue, with first premium payment? [ ] Yes  [ ] No
                                       (Total annual NRP)
                         (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                     Payment Method for Non-Repeating Premium (Billable only)
                     (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                     [ ] Annual         [ ] APP Monthly Plan Number ________________
                     [ ] Semi-Annual        (If new plan, submit APP Authorization)
                     [ ] Quarterly      [ ] PRD Plan Number ________________

                     -------------------------------------------------------------------------------------------------------
   Make all checks   Money Submitted with Application
   payable to        Has the owner paid money with this application to the representative?            [ ] Yes  [ ] No
   Minnesota Life.   If yes, amount: $________________
                     Was a receipt given?                                                             [ ] Yes  [ ] No

                     -------------------------------------------------------------------------------------------------------
I. Special           If mail (other than the premium notice) should be sent somewhere other than the owner's Home Address,
   Mailing           please indicate here.
   Address           [ ] Owner's Business Address
                     [ ] Other - Indicate Name and Address
                     -------------------------------------------------------------------------------------------------------
                     Name (last, first, middle)

                     -------------------------------------------------------------------------------------------------------
                     Address

                     -------------------------------------------------------------------------------------------------------
                     City                                                  State                        Zip Code

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                                                               F. 59410-3 8-2003

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J. Proposed          1. Is the proposed insured a US citizen?                                         [ ] Yes  [ ] No
   Insured
   Underwriting         If no, citizen of ____________________________________________________
   Information
                        Indicate visa type ___________________________________________________

                     2. Does the proposed insured plan to travel or reside outside the US in          [ ] Yes  [ ] No
                        the next two years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                        ______________________________________________________________________

                        ______________________________________________________________________

                     3. Has the proposed insured within the last five years, or does the              [ ] Yes  [ ] No
                        proposed insured plan to engage in piloting a plane? If yes, complete the Military and Aviation Statement.

                     4. Has the proposed insured within the last five years, or does the              [ ] Yes  [ ] No
                        proposed insured plan to engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete Sports and Avocation Statement.

                     5. Is the proposed insured in the Armed Forces, National Guard, or               [ ] Yes  [ ] No
                        Reserves? If yes, complete Military and Aviation Statement.

                     6. Has the proposed insured applied for insurance within the last six            [ ] Yes  [ ] No
                        months? If yes, provide details below.

                     7. Has the proposed insured applied for life insurance in the past               [ ] Yes  [ ] No
                        five years that was declined or rated? If yes, provide details below.

                     8. Has the proposed insured, within the past ten years, been convicted           [ ] Yes  [ ] No
                        of a driving while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.

                     9. Except for traffic violations, has the proposed insured ever been             [ ] Yes  [ ] No
                        convicted of a misdemeanor or felony? If yes, provide dates and details below.
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K. Additional
   Remarks


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L. Home Office       Home Office Corrections or Additions
   Endorsements
                     Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IA, IL,
                     KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.


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                                                               F. 59410-4 8-2003